United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10575

                 ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.



-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


Alliance California Municipal Income Fund


Annual Report -- October 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 14, 2004

Annual Report

This report provides management's discussion of fund performance for Alliance California Municipal Income Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "AKP", for the annual reporting period ended October 31, 2004.

Investment Objective and Policies

The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax and California income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California income tax. In addition, the Fund normally invests at least 75% of its net assets in investment grade municipal securities. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 19.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2004. For comparison, returns for the Lipper California Municipal Debt Funds Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark during both the six- and 12-month reporting periods ended October 31, 2004. The Fund's stronger relative performance during the 12-month period was largely the result of security selection in the insured, hospital, general obligation and pre-refunded sectors. The Fund's relative exposure to the pre-refunded sector also contributed positively to the Fund's performance. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. During the 12-month reporting period, the Fund also outperformed its peer group, as represented by the Lipper Average.

Market Review and Investment Strategy

From October 31, 2003 to October 31, 2004, yields for long-term municipal bonds declined and yields for short-term municipal bonds rose. For example, yields for bonds maturing in 20 years declined by 0.37%; yields for 5-year bonds rose 0.21%. Institutional investors generated strong demand for bonds maturing in 20 years. Short maturity bond yields generally rose as investors anticipated a stronger economy and likely tighter monetary policy by the U.S. Federal Reserve. Over that time period, the long municipal bond market outperformed the taxable bond market. For example, the LB Municipal Index gained 6.03% during the 12-month reporting period ended October 31, 2004 while the LB U.S. Aggregate Index, representing taxable bonds, generated a return of 5.53% over the same period. The Treasury bond component of the LB U.S. Aggregate Index posted an even lower return of 4.97%. As of October 31,


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 1


2004, 30-year municipal bonds were yielding approximately 96% of comparable maturity Treasury bonds.

The low rate environment has resulted in continued strong demand for lower-rated bonds that carry higher yields. Bonds in sectors with generally lower credit profiles again led the market in performance; the industrial development and hospital sub-sectors of the LB Municipal Index, for example, generated returns of 10.47% and 8.52%, respectively. Several states, notably California, showed improved credit fundamentals compared to the beginning of 2004 and, as a result, their bonds outperformed the general market.

During the annual reporting period, the Fund's portfolio management team employed a number of investment strategies which included reducing the Fund's exposure to 30-year 5.0% coupon bonds and replacing the longer maturity bonds with 20- to 25-year 5.0%-5.25% coupon bonds. The team also increased the term structure diversification of the Fund's investment portfolio. In addition, the team focused on buying premium coupon callable bonds versus discount coupon bonds and non-callable bonds, and capitalized on the market's strong demand for yield by selling lower-rated bonds.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of Alliance California Municipal Income Fund. Mr. Michel served the interests of the Fund's shareholders for the last 3 years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

2 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance California Municipal Income Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceCal." The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 32.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For both the six- and 12-month periods ended October 31, 2004, the Lipper California Municipal Debt Funds Average consisted of 30 funds. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Fund will invest substantially all of its net assets in California Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                              Returns
THE FUND VS. ITS BENCHMARK                           -------------------------
PERIODS ENDED OCTOBER 31, 2004                         6 Months     12 Months
-------------------------------------------------------------------------------
Alliance California Municipal Income Fund (NAV)          8.09%        12.52%
-------------------------------------------------------------------------------
LB Municipal Index                                       4.79%         6.03%
-------------------------------------------------------------------------------
Lipper California Municipal Debt Funds Average           7.41%         9.99%
-------------------------------------------------------------------------------

The Fund's Market Price per share on October 31, 2004 was $14.20. For additional Financial Highlights, please see page 22.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
1/29/02* TO 10/31/04

Alliance California Municipal Income Fund (NAV): $12,596
LB Municipal Index: $11,819


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                         Alliance California
                      Municipal Income Fund (NAV)       LB Municipal Index
-------------------------------------------------------------------------------
        1/29/02*                $ 10,000                     $ 10,000
       10/31/02                 $ 10,692                     $ 10,605
       10/31/03                 $ 11,195                     $ 11,147
       10/31/04                 $ 12,596                     $ 11,819


*  Since the Fund's inception on 1/29/02.

This chart illustrates the total value of an assumed $10,000 investment in Alliance California Municipal Income Fund at net asset value (NAV) (from 1/29/02* to 10/31/04) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


_______________________________________________________________________________

4 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
October 31, 2004


PORTFOLIO STATISTICS
Net Assets of Common Shareholders ($mil): $129.3

Market Value of Investments ($mil): $209.5


BOND QUALITY RATING BREAKDOWN*

     64.0%   AAA
      7.3%   AA
     17.0%   A                            [PIE CHART OMITTED]
      7.6%   BBB
      4.1%   BB


* All data are as of October 31, 2004. The Fund's bond quality rating breakdown is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 5


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
October 31, 2004

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
MUNICIPAL BONDS-161.9%

Long-Term Municipal Bonds-152.8%
Arizona-3.8%
Arizona Hlth Fac Hosp Rev
  (Phoenix Childrens Hosp) Ser 02A
  6.00%, 2/15/32                                     $  5,000     $   4,953,750
                                                                  -------------
California-138.9%
Assoc Bay Area Gov MFHR
  (Bijou Woods Apts) FNMA Ser 01A AMT
  5.30%, 12/01/31                                       2,735         2,799,820
Bellflower Redev Agy MFHR
  (Bellflower Terrace) FNMA Ser 02A AMT
  5.50%, 6/01/35                                        3,000         3,147,870
California CFD
  (YMCA Metro LA Proj) AMBAC Ser 01
  5.25%, 2/01/32                                        6,295         6,633,419
California Ed Facs Auth Rev
  (Lutheran University) Ser 04C
  5.00%, 10/01/24                                       1,250         1,271,875
California GO
  Ser 02
  5.25%, 4/01/30                                       10,000        10,378,600
  Ser 03
  5.25%, 2/01/24                                        2,000         2,130,120
  Ser 04
  5.00%, 2/01/33                                        3,500         3,562,860
  5.30%, 4/01/29                                        1,000         1,051,690
California GO
  Veterans Housing FSA Ser 01
  5.60%, 12/01/32                                       1,205         1,224,943
California GO
  Veterans Housing MBIA Ser 01BZ AMT
  5.375%, 12/01/24                                      4,000         4,053,640
California Hgr Ed Fac
  (Univ of The Pacific) Ser 02
  5.375%, 11/01/32                                      4,035         4,222,547
  California Hlth Fac
  (Sutter Health) Ser 00A
  6.25%, 8/15/35                                        5,000         5,575,950
California Hlth Fac Hosp Rev
  (Lucile Salter Packard Hosp) AMBAC Ser 03C
  5.00%, 8/15/22                                        3,295         3,482,650
California Hlth Fac Rev
  (Cottage Health Sys) MBIA Ser 03B
  5.00%, 11/01/23                                       2,770         2,914,123


_______________________________________________________________________________

6 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
California State Dept of Wtr
  Ser 02A
  5.375%, 5/01/22                                    $  4,000     $   4,342,640
California Statewide Ed Fac
  (Bentley School) Ser 01
  6.75%, 7/01/32                                        2,500         2,625,600
California Statewide Hosp Rev
  (Kaiser Permanente) Ser 02
  5.50%, 11/01/32                                       4,000         4,168,280
Cucamonga Sch Dist
  Ser 02
  5.125%, 6/01/23                                         820           831,029
Fontana Pub Fin Auth
  AMBAC (No Fontana Redev Proj) Ser 03A
  5.50%, 9/01/32(a)(b)                                  4,800         5,176,128
Fontana Spec Tax
  (Cmnty Facs Dist No 22-Sierra Hills) Ser 04
  5.85%, 9/01/25                                        2,000         2,004,260
Golden State
  Tobacco Settlement Bonds XLCA Ser 03B
  5.50%, 6/01/33                                        5,000         5,390,400
Huntington Park Pub Fin Auth Rev
  FSA Ser 04A
  5.25%, 9/01/17                                        1,000         1,142,960
La Quinta Fin Auth Loc Agy Rev
  AMBAC Ser 04A
  5.25%, 9/01/24                                        3,000         3,245,070
Lincoln Spec Tax
  (Cmnty Facs Dist No 2003-1) Ser 04
  5.90%, 9/01/24                                          500           506,340
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/18                                        1,000         1,020,550
Los Angeles Cnty Metro Tran Auth
  FGIC Ser 00A
  5.25%, 7/01/30                                        4,700         4,911,406
Los Angeles Dept of Wtr & Pwr
  Elec Rev FGIC Ser 01A
  5.125%, 7/01/41                                      10,000        10,244,800
Los Angeles Spec Tax
  (Grand Central Square) AMBAC Ser 02 AMT
  5.375%, 12/01/26                                      6,635         6,644,886
Los Angeles Uni Sch Dist
  MBIA Ser 02E
  5.125%, 1/01/27                                      10,000        10,487,300
Mount San Antonio Cmnty College
  MBIA Ser 04B
  5.25%, 8/01/24                                        1,510         1,632,476


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Murrieta CFD
  (Blackmore Ranch) Ser 03-2
  6.10%, 9/01/34                                     $  1,000     $   1,015,570
Murrieta Valley Uni Sch Dist CFD
  (Rancho Mira Mosa) Ser 02
  6.375%, 9/01/32                                       1,000         1,060,140
Murrieta Valley Uni Sch Dist CFD
  Ser 02 ETM
  6.375%, 9/01/32                                         985         1,043,893
Napa MFHR
  (Vintage at Napa Apts) FNMA Ser 01A AMT
  5.20%, 6/15/34                                        4,500         4,732,740
Orange Cnty
  (San Joaquin Hills Transp) MBIA Ser 97
  5.25%, 1/15/30                                        5,000         5,215,250
Palo Alto Assess Dist
  (University Ave Area Off Street Parking) Ser 02A
  5.875%, 9/02/30                                       8,020         8,192,190
Pomona COP
  AMBAC Ser 03
  5.50%, 6/01/34                                        1,640         1,773,840
Port of Oakland
  FGIC Series 02L AMT
  5.375%, 11/01/27                                      5,000         5,274,450
Salinas Valley Sld Waste
  (Transfer Station) AMBAC Ser 02 AMT
  5.25%, 8/01/31                                        3,930         4,048,293
San Diego Uni Port Dist Rev
  MBIA Ser 04B
  5.00%, 9/01/24                                        1,030         1,085,105
San Diego Uni Sch Dist
  (Election 1998) MBIA Ser 04E-1
  5.00%, 7/01/23-7/01/24                                2,000         2,139,920
San Francisco City & Cnty Arpt Rev
  (Int'l Arpt) FGIC Ser 03
  5.125%, 5/01/19                                       1,000         1,094,170
San Francisco City & Cnty Arpt Rev
  (Int'l Arpt) MBIA Ser 02-28A AMT
  5.125%, 5/01/32                                       2,500         2,549,075
San Francisco City & Cnty Lease Rev
  (San Bruno Jail #3) AMBAC Ser 00
  5.25%, 10/01/33                                       5,000         5,207,050
San Ramon Valley Uni Sch Dist
  (Election 2002) FSA Ser 04
  5.00%, 8/01/24                                        1,425         1,500,696
Sequoia Uni Sch Dist
  FSA Ser 02
  5.125%, 7/01/31                                       1,770         1,842,428
Temecula Redev Agy
  MBIA Ser 02
  5.25%, 8/01/36                                        6,270         6,519,985


_______________________________________________________________________________

8 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Torrance COP
  (Ref & Pub Impt Proj) AMBAC Ser 04A
  5.00%, 6/01/24                                      $ 2,275     $   2,394,187
Torrance COP
  (Ref & Pub Impt Proj) AMBAC Ser 05B TBD
  5.00%, 6/01/24                                          665           699,314
Yorba Linda
  (Black Gold Golf Course Proj Rev) Ser 00
  7.50%, 10/01/30                                       4,500         5,389,515
                                                                  -------------
                                                                    179,602,043
                                                                  -------------
Puerto Rico-10.1%
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-2
  5.25%, 7/01/31                                        6,000         6,351,720
Puerto Rico Hwy & Trans Auth
  Ser 02D
  5.375%, 7/01/36                                       6,450         6,748,506
                                                                  -------------
                                                                     13,100,226
                                                                  -------------
Total Long-Term Municipal Bonds
  (cost $188,547,269)                                               197,656,019
                                                                  -------------
Short Term Municipal Notes(c)-9.1%
California-9.1%
California Hlth Fac Hosp Rev
  (Adventist Hlth Sys) Ser 02A
  1.70%, 9/01/25                                          900           900,000
California State Dept of Wtr
  Ser 02B-2
  1.76%, 5/01/22                                        5,200         5,200,000
California State Dept of Wtr
  Ser 02B-4
  1.71%, 5/01/22                                        2,100         2,100,000
Los Angeles Dept of Wtr & Pwr
  Ser 01B-6
  1.70%, 7/01/34                                        3,600         3,600,000
                                                                  -------------
Total Short Term Municipal Notes
  (cost $11,800,000)                                                 11,800,000
                                                                  -------------
Total Investments-161.9%
  (cost $200,347,269)                                               209,456,019
Other assets less liabilities-0.7%                                      878,600
Preferred Stock, at redemption
  value-(62.6%)                                                     (81,000,000)
                                                                  -------------
Net Assets Applicable to Common
  Shareholders-100%(d)                                            $ 129,334,619
                                                                  =============


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

INTEREST RATE SWAP TRANSACTIONS (see Note C)


                                                         Rate Type
                                               -----------------------------
                                                                  Payments
                 Notional                        Payments         received
    Swap          Amount       Termination      made by the        by the         Unrealized
Counterparty       (000)           Date          Portfolio        Portfolio       Appreciation
------------------------------------------------------------------------------------------------
  Goldman
   Sachs         $10,900         02/03/06        76.48% of           BMA*           $    609
                                                  1 Month
                                                  LIBOR+
                                                    BMA*
Merrill Lynch     10,900         02/03/06                          85.10% of          28,628
                                                                    1 Month
                                                                    LIBOR+


*  BMA (Bond Market Association)

+  LIBOR (London Interbank Offered Rate)


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)


                                                                    Value at
                   Number of      Expiration        Original      October 31,      Unrealized
    Type           Contracts         Month            Value          2004        (Depreciation)
------------------------------------------------------------------------------------------------
U.S. T-Note
10 Yr Future          40         December 2004     $4,460,171      $4,542,500      $  (82,329)

Swap 10 Yr
Future                31         December 2004      3,397,532       3,471,031         (73,499)
                                                                                   ----------
                                                                                   $ (155,828)
                                                                                   ==========


(a) Position, or portion thereof, with a market value of $210,280 has been segregated to collateralize margin requirements for open futures contracts.

(b) Represents entire or partial position as collateral for interest rate swaps.

(c) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary of Terms:

AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax- (subject to)
CFD - Community Facilities District
COP - Certificate of Participation
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Company
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Investors Assurance
MFHR - Multi-Family Housing Revenue
TBD - To be determined
XLCA - XL Capital Assurance

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004


ASSETS
Investments in securities, at value (cost $200,347,269)           $ 209,456,019
Cash                                                                     40,848
Interest receivable                                                   2,972,578
Prepaid expenses                                                         78,323
Unrealized appreciation of swap agreements                               29,237
                                                                  -------------
Total assets                                                        212,577,005
                                                                  -------------
LIABILITIES
Payable for investment securities purchased                           1,963,587
Dividends payable--preferred shares                                      65,823
Advisory fee payable                                                     61,989
Payable for variation margin on futures contracts                        30,500
Transfer Agent fee payable                                                4,131
Accrued expenses and other liabilities                                  116,356
                                                                  -------------
Total liabilities                                                     2,242,386
                                                                  -------------
PREFERRED STOCK, AT REDEMPTION VALUE
  $.001 par value per share; 3,240 shares Auction
  Preferred Stock authorized, issued and outstanding
  at $25,000 per share liquidation preference                        81,000,000
                                                                  -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $ 129,334,619
                                                                  =============
COMPOSITION OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Common stock, $.001 par value per share;
  1,999,996,760 shares authorized, 8,519,002 shares
  issued and outstanding                                          $       8,519
Additional paid-in capital                                          120,705,531
Undistributed net investment income                                   2,098,172
Accumulated net realized loss on investment transactions             (2,459,762)
Net unrealized appreciation of investments                            8,982,159
                                                                  -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                      $ 129,334,619
                                                                  =============
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
  (based on 8,519,002 common shares outstanding)                         $15.18
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 11


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 2004

INVESTMENT INCOME
Interest                                                           $ 10,699,364

EXPENSES
Advisory fee                                      $  1,346,405
Auction Preferred Stock-auction
  agent's fees                                         203,756
Audit and legal                                        109,163
Custodian                                              101,976
Printing                                                39,085
Directors' fees and expenses                            39,106
Registration fees                                       22,412
Transfer agency                                         21,012
Miscellaneous                                           39,240
                                                  ------------
Total expenses                                       1,922,155
Less: expenses waived by the Adviser
  (see Note B)                                        (621,418)
                                                  ------------
Net expenses                                                          1,300,737
                                                                   ------------
Net investment income                                                 9,398,627
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized loss on:
  Investment transactions                                               (86,908)
  Futures                                                              (353,079)
  Swaps                                                                (189,459)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         6,755,585
  Futures                                                              (155,828)
  Swaps                                                                  29,237
                                                                   ------------
Net gain on investment transactions                                   5,999,548
                                                                   ------------
DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                                                (1,073,234)
                                                                   ------------
NET INCREASE IN NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS RESULTING FROM
  OPERATIONS                                                       $ 14,324,941
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
Net investment income                            $   9,398,627    $   9,787,092
Net realized loss on investment
  transactions                                        (629,446)      (1,382,341)
Net change in unrealized
  appreciation/depreciation
  of investments                                     6,628,994       (2,072,340)

DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                               (1,073,234)      (1,055,490)
                                                 -------------    -------------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                   14,324,941        5,276,921

DIVIDENDS TO COMMON
SHAREHOLDERS FROM
Net investment income                               (8,144,161)      (7,121,845)
Preferred offering costs and sales load                     -0-         (55,638)
                                                 -------------    -------------
Total increase (decrease)                            6,180,780       (1,900,562)

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period                                123,153,839      125,054,401
                                                 -------------    -------------
End of period (including undistributed
  net investment income of $2,098,172
  and $1,917,142, respectively)                  $ 129,334,619    $ 123,153,839
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 13


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
October 31, 2004

NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The preparation of financial statements in accordance with U.S. generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to


_______________________________________________________________________________

14 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 15


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the year ended October 31, 2004, the amount of such fees waived was $621,418.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2004, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2004 were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S.government securities)                     $  28,966,254    $  38,703,732
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap and futures transactions) are as follows:

Cost                                                              $ 200,347,269
                                                                  -------------
Gross unrealized appreciation                                     $   9,156,475
Gross unrealized depreciation                                           (47,725)
                                                                  -------------
Net unrealized appreciation                                       $   9,108,750
                                                                  =============

1. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with the Financial Accounting


_______________________________________________________________________________

16 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Common Stock

The Fund has 1,999,996,760 shares of $.001 par value common stock authorized. There are 8,519,002 shares of common stock outstanding at October 31, 2004.

NOTE E

Preferred Stock

The Fund has authorized, issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M. The dividend rate on the Series M is 1.5% effective through November 8, 2004. The dividend rate on Series T is 1.62% effective through August 2, 2005.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 17


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2004 and October 31, 2003 were as follows:

                                                  2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $       6,720    $       8,867
  Tax exempt income                              8,137,441        7,112,978
                                             -------------    -------------
Total distributions paid                     $   8,144,161    $   7,121,845
                                             =============    =============


As of October 31, 2004, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                               $   2,164,020
Accumulated capital and other losses                             (2,615,590)(a)
Unrealized appreciation/(depreciation)                            9,137,962(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   8,686,392(c)
                                                              =============


(a) On October 31, 2004, the Fund had a net capital loss carryforward of $2,615,590 of which $448,177 expires in the year 2010, $1,382,341 expires in the year 2011 and $785,072 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income and the realization for tax purposes of gain/losses on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


_______________________________________________________________________________

18 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

During the current fiscal year, permanent differences, primarily due to the tax treatment of swap income, resulted in a net decrease of undistributed net investment income, and a corresponding decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of California and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 19


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


_______________________________________________________________________________

20 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 21


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                   Year
                                                   Ended           January 29,
                                                October 31,        2002(b) to
                                         ------------------------  October 31,
                                           2004(a)       2003         2002
                                         -----------  -----------  -----------
Net asset value, beginning of period       $14.46       $14.68       $14.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                  1.10         1.15          .73
Net realized and unrealized gain
  (loss) on investment
  transactions                                .70         (.40)         .46
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent basis)            (.13)        (.12)        (.08)
Net increase in net asset value
  from operations                            1.67          .63         1.11

LESS: DIVIDENDS TO COMMON
  SHAREHOLDERS FROM
Net investment income                        (.95)        (.84)        (.61)
Common stock offering costs                    -0-          -0-        (.03)
Preferred stock offering costs and
  sales load                                   -0-        (.01)        (.12)
  Net asset value, end of period           $15.18       $14.46       $14.68
  Market price, end of period              $14.20       $13.18       $13.78
Discount                                    (6.46)%      (8.85)%      (6.13)%

TOTAL RETURN
Total investment return based on:(e)
  Market price                              15.48%        1.67%       (4.08)%
  Net asset value                           12.52%        4.70%        6.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                        $129,335     $123,154     $125,054
Preferred Stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)             $81,000      $81,000      $81,000
Ratio to average net assets applicable
  to common shareholders of:
  Expenses, net of fee waivers(f)            1.03%        1.04%        1.07%(g)
  Expenses, before fee waivers(f)            1.52%        1.53%        1.53%(g)
  Net investment income, before
    preferred stock dividends(d)(f)          7.45%        7.88%        6.69%(g)
  Preferred stock dividends                   .85%         .85%         .72%(g)
  Net investment income, net of
    preferred stock dividends(d)             6.60%        7.03%        5.97%(g)
Portfolio turnover rate                        15%          18%          20%
Asset coverage ratio                          260%         252%         254%


See footnote summary on page 23.


_______________________________________________________________________________

22 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)  Annualized.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 23


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance California Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance California Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance California Municipal Income Fund, Inc. at October 31, 2004, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP

                                                          New York, New York
                                                          December 15, 2004


FEDERAL TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2004 was $9,209,790.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.


_______________________________________________________________________________

24 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                         Additional Information
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 25


                                                         Additional Information
-------------------------------------------------------------------------------

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance California Municipal Income Fund, P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are, David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


_______________________________________________________________________________

26 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Donald J. Robinson(1)


OFFICERS

Robert B. Davidson, III, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock: Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1)  Member of the Audit Committee and the Governance and Nominating Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 27


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                            COMPLEX        DIRECTORSHIPS
  DATE OF BIRTH,                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, ++                  Executive Vice President of ACMC                  68             None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC and its
10/2/57                            predecessor since prior to 1999.
(2003)

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+            Investment adviser and an                        116             None
2 Sound View Drive                 independent consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
9/7/32                             investment adviser, with which he
(2001)                             had been associated since prior
Chairman of the Board              to 1999. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.

Ruth Block,** +                    Formerly Executive Vice President                 96             None
500 SE Mizner Blvd.,               and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
11/7/30                            of the United States; Chairman
(2001)                             and Chief Executive Officer of
                                   Evlico; Director of Avon, BP (oil
                                   and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; former Governor
                                   at Large National Association
                                   of Securities Dealers, Inc.

David H. Dievler,+                 Independent consultant. Until                    100             None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
(2001)                             responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984 he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.



_______________________________________________________________________________

28 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                               PORTFOLIOS
                                                                                 IN FUND           OTHER
  NAME, ADDRESS,                            PRINCIPAL                            COMPLEX        DIRECTORSHIPS
  DATE OF BIRTH,                          OCCUPATION(S)                         OVERSEEN BY        HELD BY
  (YEAR ELECTED*)                      DURING PAST 5 YEARS                       DIRECTOR         DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,+                   Consultant. Formerly President of                 98             None
P.O. Box 12                        Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
2/19/42                            a Senior Advisor from June 1999-
(2001)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.

Dr. James M. Hester, +             Formerly President of the Harry                   11             None
25 Cleveland Lane                  Frank Guggenheim Foundation,
Princeton, NJ 08540                New York University and the
4/19/24                            New York Botanical Garden.
(2001)                             Formerly Rector of the United
                                   Nations University and Vice
                                   Chairman of the Board of the
                                   Federal Reserve Bank of New
                                   York.

Donald J. Robinson,+               Senior Counsel to the law firm of                 96             None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a
8/24/34                            senior partner and a member of
(2001)                             the Executive Committee of that
                                   firm. Formerly a member and
                                   Chairman of the Municipal Securities
                                   Rulemaking Board and Trustee of
                                   the Museum of the City of New York.



*  There is no stated term of office for the Fund's Directors.

+  Member of the Audit Committee and the Governance and Nominating Committee.

++ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 29


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



       NAME,
   ADDRESS* AND                        POSITION(S)                       PRINCIPAL OCCUPATION
   DATE OF BIRTH                       HELD WITH FUND                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/2/57

Robert B. Davidson, III,            Senior Vice President           Senior Vice President of ACMC,** with
4/8/61                                                              which he has been associated since
                                                                    prior to 1999.

Philip L. Kirstein,                 Senior Vice President           Senior Vice President, Independent
5/29/45                             and Independent                 Compliance Officer-Mutual Funds of
                                    Compliance Officer              ACMC with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel and First Vice
                                                                    President of Merrill Lynch Investment
                                                                    Managers, LLP since prior to 1999 until
                                                                    March 2003.

David M. Dowden,                    Vice President                  Senior Vice President of ACMC,** with
11/21/65                                                            which he has been associated since
                                                                    prior to 1999.

Terrance T. Hults,                  Vice President                  Senior Vice President of ACMC,** with
5/17/66                                                             which he has been associated since
                                                                    prior to 1999.

Mark R. Manley,                     Secretary                       Senior Vice President, Deputy
10/23/62                                                            General Counsel and Chief Compliance
                                                                    Officer of ACMC,** with which he has
                                                                    been associated since prior to 1999.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. (" AGIS"),** and
                                                                    a Vice President of AllianceBernstein
                                                                    Investment Research and Management,
                                                                    Inc. ("ABIRM"),** with which he has
                                                                    been associated since prior to 1999.

Thomas R. Manley,                   Controller                      Vice President of ACMC, ** with which
8/3/51                                                              he has been associated since prior to
                                                                    1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS and ABIRM are affiliates of the Fund.


_______________________________________________________________________________

30 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Fund

Global & International

All-Asia Investment Fund
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund**
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,*** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund.

** Effective February 1, 2005, Small Cap Value Fund will be renamed Small/Mid-Cap Value Fund.

*** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 31


                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceCal." The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


_______________________________________________________________________________

32 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


CAMAR1004

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review, and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                                                       Audit-Related
                                                        Audit Fees         Fees             Tax Fees

Alliance California Municipal Income Fund,   2003        $44,000         $23,144            $13,446
Inc.
                                             2004        $47,000         $13,145            $19,020

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):
 :

                                                                                              Total Amount of
                                                                                             Foregoing Column
                                                                                            Pre-approved by the
                                                                                              Audit Committee
                                                                     All Fees for          (Portion Comprised of
                                                                  Non-Audit Services        Audit Related Fees)
                                                                   Provided to the         (Portion Comprised of
                                                                Portfolio, the Adviser           Tax Fees)
                                                                and Service Affiliates

Alliance California Municipal Income Fund,   2003                     $731,855                   $206,590
Inc.                                                                                             $193,144
                                                                                                  $13,446
                                             2004                   $1,133,897                   $182,165
                                                                                                 $163,145
                                                                                                  $19,020

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

        Ruth Block                   William H. Foulk, Jr.
        David H. Dievler             Dr. James M. Hester
        John H. Dobkin               Donald J. Robinson


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.


October 2004

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial nonaudit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate antitakeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxysolicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

 ITEM 10.         CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.      DESCRIPTION OF EXHIBIT

    11 (a) (1)       Code of ethics that is subject to the disclosure of Item 2 hereof

    11 (b) (1)       Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)       Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    December 31, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -------------------
         Marc O. Mayer
         President

Date:    December 31, 2004

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    December 31, 2004